SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 20, 2004
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                                RMS TITANIC, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

          0-24452                                  59-2753162
          -------                                  ----------
(Commission File Number)                (IRS Employer Identification No.)

             3340 Peachtree Road, Suite 2250, Atlanta, Georgia 30326
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               (Address of Principal Executive Offices) (Zip Code)

                                  404-842-2600
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events

       On April 20, 2004, the Company issued a press release providing revenue and earnings guidance for Fiscal 2005. The press release is attached to this report as Exhibit 99.1.

EXHIBIT                                  DESCRIPTION
-------                                  -----------
          Press Release of RMS Titanic, Inc. press release, dated April 20, 2004
  99.1      (furnished pursuant (Furnished pursuant to Item 12 of Form 8-K)



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2004                       RMS TITANIC, INC.

                                             By:  /s/ Arnie Geller
                                                  ---------------------
                                                  Arnie Geller, President